Investment Strategy - Hunter Small Cap Value Fund	Nov. 26, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies:
Strategy Narrative [Text Block]

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with small market capitalizations. The Fund currently defines a small capitalization (small cap) company as one whose market capitalization, at the time of purchase, is within the range of the market capitalizations of companies in the Russell 2000® Value Index. The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. The market capitalizations within the Russell 2000® Value Index will vary, but as of September 30, 2025, they ranged from approximately $30 million to $21.88 billion. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in securities of issuers with any market capitalization.

To identify investment opportunities for the Fund, the Adviser employs a disciplined, bottom-up investment process that relies on internally-generated fundamental research focused on positive secular trends in industries and companies, earnings power and growth, durable competitive advantage and other investment criteria. In selecting securities for the Fund, the Adviser examines various factors in determining the value characteristics of issuers, seeking out issuers with sustainable revenue and earnings growth, reasonable valuations, strong balance sheets, favorable reward to risk characteristics, strong management and undervalued stock prices. While technical analysis does not play a critical role in the Adviser’s investment process, on occasion it will look at various technical indicators to inform potential trading decisions. Particular attention is paid to assessing the risk profiles of individual securities on a variety of sectors including customer concentration, product risk, legal liability, environmental, social and governance risk as well as balance sheet risk. The Fund also looks to construct a diversified portfolio of stocks with different return drivers to help mitigate sector specific risk.

Under normal circumstances, the Fund expects to hold between 30-60 issuers, and does not expect to hold more than 10% of its assets in any one issuer. The Fund may invest up to 10% of its assets in foreign (non-U.S.) securities of issuers with any market capitalization. The Fund will sell a security when the Adviser determines the security no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser monitors and adjusts as appropriate. If an investment achieves its target valuation faster than anticipated, the holding period for such investment may be shortened. When the Adviser’s analysis indicates that market risks have risen, the Fund may invest in cash and/or cash equivalents (including money market funds) to preserve portfolio returns.

The Fund may also engage in securities lending to generate income.